                                                                    Exhibit 10.5
                           FOURTH AMENDMENT AGREEMENT

         This Fourth Amendment Agreement, effective as of June 16, 1995 ("Amendment"), is by and among (i) Union Texas Petroleum Holdings, Inc., a Delaware corporation ("Company"), (ii) the undersigned lenders ("Banks") which are parties to the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994, the Second Amendment Agreement dated as of January 31, 1995 and the Third Amendment Agreement dated as of April 24, 1995 (as so amended, the "Agreement") among the Company, the lenders party thereto, NationsBank of Texas, N.A., as agent ("Agent"), and the Co-Agents named therein, (iii) the Agent and (iv) the Co-Agents. In consideration of the mutual covenants contained herein, the Company, the Banks, the Co-Agents and the Agent agree as set forth herein.

         1. Amendments to Credit Agreement. The Agreement is hereby amended as follows:

                 1.1. Section 1.01. The following respective definitions set forth in Section 1.01 of the Agreement are hereby amended to read as follows:

                 "Adjusted Equity" means the consolidated stockholders equity of the Company and its Consolidated Subsidiaries, as determined on a consolidated basis in accordance with generally accepted accounting principles, adjusted to exclude (i) any cumulative foreign exchange translation adjustments, (ii) any non-cash write-up or writedown of any assets of the Company and its Consolidated Subsidiaries made after March 31, 1995 in accordance with generally accepted accounting principles, and (iii) the non-cash effect of the adoption of any change after March 31, 1995 required by generally accepted accounting principles.

                 "Margin Increase Condition" exists at all times during which any senior unsecured long-term debt of the Company is rated below BBB-by S&P.

         Section 1.01 of the Agreement is hereby further amended by deleting therefrom the definitions of "Additional Margin Increase Condition" and "Margin Period".

                 1.2. Section 2.07(a). The first sentence of Section 2.07(a) of the Agreement is hereby amended to read as follows:

                 (a) If such Loan is a Base Rate Loan, for each day that such Loan is a Base Rate Loan, at a rate per annum equal to the sum of (i) the Base Rate for such day plus (ii) at such times as the Margin Increase Condition exists, 1/4% plus (iii) at such times as any Event of Default exists, 1%.

                 1.3. Section 2.07(b). The first sentence of Section 2.07(b) is hereby amended to read as follows:

                 (b) If such Loan is a Euro-Dollar Loan, at a rate per annum equal at all times during any Interest Period for such Loan to the sum of
(i) 0.575% plus (ii) the applicable London Interbank Offered Rate plus (iii) at such times as the Margin Increase Condition exists, 1/4% plus (iv) at such times as any Event of Default exists, 1%; provided that if any Euro-Dollar Loan or any portion thereof shall, as a result of clause (1)(c)(i) of the definition herein of "Interest Period", have an Interest Period of less than one month, such portion shall bear interest during such Interest Period at the rate applicable to Base Rate Loans during such period.

                 1.4. Section 2.07(c). The first sentence of Section 2.07(c) is hereby amended to read as follows:

                 (c) If such Loan is a Sterling Loan, at a rate per annum equal at all times during any Interest Period for such Loan to the sum of (i) 0.575% plus (ii) the applicable Sterling Interbank Offered Rate plus (iii) at such times as the Margin Increase Condition exists, 1/4% plus (iv) at such times as any Event of Default exists, 1%; provided that if any Sterling Loan or any portion thereof shall, as a result of clause (4)(c)(i) of the definition herein of "Interest Period", have an Interest Period of less than one month, such portion shall bear interest during such Interest Period at the rate otherwise applicable to such Sterling Loans during such period plus 1/2%.

                 1.5. Section 2.07(d). Section 2.07(d) is hereby amended to read as follows:

                 (d) Any overdue principal of or interest on any Euro-Dollar Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the higher of (i) the sum of 0.575% plus the London Interbank Offered Rate applicable to such Loan plus at such times as the Margin Increase Condition exists, 1/4% and (ii) the sum of (1) 0.575% plus (2) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Euro-Dollar Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Dollars in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above plus (3) at such times as the Margin Increase Condition exists, 1/4% (or, if the circumstances described in clause (i) or (ii) of Section 8.01(a) shall exist, at a rate per annum equal to the sum of 1% plus the rate applicable to Base Rate Loans for such day).



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                 1.6.     Section 2.07(e).  Section 2.07(e) is hereby amended
to read as follows:

                 (e) Any overdue principal of or interest on any Sterling Loan shall bear interest, payable on demand, for each day from and including the date payment thereof was due to but excluding the date of actual payment, at a rate per annum equal to the sum of 1% plus the higher of (i) the sum of 0.575% plus the Sterling Interbank Offered Rate applicable to such Loan plus at such times as the Margin Increase Condition exists, 1/4% and (ii) the sum of
(1) 0.575% plus (2) the average (rounded upward, if necessary, to the next higher 1/16 of 1%) of the respective rates per annum at which one day (or, if such amount due remains unpaid more than three Sterling Business Days, then for such other period of time not longer than three months as the Agent may select) deposits in Sterling in an amount approximately equal to such overdue payment due to each of the Reference Banks are offered to such Reference Bank in the London interbank market for the applicable period determined as provided above plus (3) at such times as the Margin Increase Condition exists, 1/4% (or, if the circumstances described in clause (i) or (ii) of Section 8.01(b) shall exist, at a rate per annum equal to the sum of 1% plus the rate applicable to Base Rate Loans for such day).

                 1.7. Section 5.01(d). Section 5.01(d) of the Agreement is hereby amended to read as follows:

                 (d) as soon as available and in any event within 60 days after the end of each fiscal quarter of the Company, a certificate of the chief financial officer, the chief accounting officer or the treasurer of the Company certifying (i) whether the Margin Increase Condition exists as of the date of such certificate, (ii) the Unimar Percentage as of the end of such quarter and the amounts as of the end of such quarter of Consolidated Debt, Defeased Debt, Excluded Subordinated Debt, Debt of the Company and its Consolidated Subsidiaries determined on a consolidated basis, Debt of the Company and the Restricted Subsidiaries determined on a consolidated basis, Debt of Unimar, Debt of Unrestricted Subsidiaries, Excess Letter of Credit/Guarantee Amount, Non-Restricted Asset Non-Recourse Debt, Non-Recourse Debt of the Company and the Restricted Subsidiaries, and Restricted Subsidiaries Recourse Debt, and (iii) each Asset Sale that has been consummated during such quarter, the Fair Market Value of the Restricted Assets subject thereto, the amount of fees, commissions, expenses and taxes related thereto, the Net Sales Proceeds therefrom and the cumulative amount of the Excess Net Sales Proceeds from all Assets Sales since December 31, 1993;

                 1.8. Section 5.05(a). Section 5.05(a) of the Agreement is hereby deleted from the Agreement.





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
                 1.9. Section 5.15. Section 5.15 of the Agreement is hereby amended by changing the amount "$300,000,000" set forth therein to "$350,000,000".

                 1.10. Section 8.01(a). Clause (y) of Section 8.01(a) of the Agreement is hereby amended to read as follows:

                          (y) if such Fixed Rate Borrowing is a Money Market
                 LIBOR Borrowing, the Money Market LIBOR Loans comprising such Borrowing shall bear interest for each day from and including the first day to but excluding the last day of the Interest Period applicable thereto at the sum of the Base Rate for such day plus at such times as the Margin Increase Condition exists, 1/4% plus at such times as any Event of Default exists, 1%.

                 1.11. Section 9.05. Section 9.05 of the Agreement is hereby amended by deleting the second proviso thereof (which pertains to amendments to or waivers of Section 5.05(a)).

         2. Effectiveness. The effectiveness of this Amendment is subject to the receipt by the Agent of:

                 2.1. counterparts of this Amendment signed by each of the parties hereto (or, in the case of any party as to which an executed counterpart shall not have been received, receipt by the Agent in form satisfactory to it of telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party); and

                 2.2. a consent, duly executed by each of the Required Guarantors, substantially in the form of Exhibit A hereto.

         3.      Miscellaneous.

                 3.1. Amendments, Etc. No amendment or waiver of any provision of this Amendment, nor consent to any departure by the Company therefrom, shall in any event be effective unless effected in accordance with
Section 9.05 of the Agreement.

                 3.2. Governing Law. This Amendment and the Agreement as amended hereby shall be construed in accordance with and governed by the laws of the State of Texas.

                 3.3. Preservation. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained in the Agreement (including, without limitation, exhibits thereto) or any other





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
Financing Document remain in full force and effect. Undefined capitalized terms used herein are used herein as defined in the Agreement as amended hereby.

                 3.4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                 3.5. Representations and Warranties. The Company hereby represents and warrants to the Banks, the Co-Agents and the Agent that (i) the representations and warranties contained in Article IV of the Agreement (other than the representations and warranties contained in Sections 4.04(a) and 4.04(c) thereof) are correct on and as of the date hereof as though made on and as of the date hereof, with this Amendment and the Agreement as amended hereby, constituting "Financing Documents" for purposes thereof, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

                 3.6. Default. Without limiting any other event which may constitute an Event of Default, in the event that any representation or warranty set forth herein shall be incorrect or misleading in any material respect when made, such event shall constitute an "Event of Default" under the Agreement, as amended hereby.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           UNION TEXAS PETROLEUM HOLDINGS, INC.


                                           By:  /s/ M.N. MARKOWITZ
                                               ---------------------------------
                                                    M.N. Markowitz
                                                    Vice President and Treasurer


BANKS:

NATIONSBANK OF TEXAS, N.A.                 BANK OF AMERICA NATIONAL TRUST
                                           AND SAVINGS ASSOCIATION

By:  /s/ PAUL A. SQUIRES                   By:   /s/ LAURA B. SHEPARD
    ------------------------------             --------------------------------
     Paul A. Squires                             Authorized Officer
     Senior Vice President

UNION BANK OF SWITZERLAND,                           MELLON BANK, N.A.
HOUSTON AGENCY


By:  /s/ EVANS SWANN                                 By:    /s/ A. J. SABATELLE
    ------------------------                             ----------------------
     Evans Swann
     Managing Director                                      Authorized Officer


By:  /s/ DAN O. BOYLE
    ------------------------
     Dan O. Boyle
     Vice President


THE BANK OF NOVA SCOTIA                              MORGAN GUARANTY TRUST
                                                     COMPANY OF NEW YORK


By:    /s/ [Illegible]                               By:    /s/ JOHN KOWALCZUK
    ------------------------                             ----------------------
      Authorized Officer                                    Authorized Officer


CHEMICAL BANK                                        BANQUE NATIONALE DE PARIS,
                                                     HOUSTON AGENCY


By:    /s/ [Illegible]                               By:    /s/ [Illegible]
    ------------------------                             ----------------------
      Authorized Officer                                    Authorized Officer


CREDIT LYONNAIS CAYMAN                               LTCB TRUST COMPANY
ISLAND BRANCH


By:    /s/ XAVIER RATOUIS                            By:    /s/ [Illegible]
    ------------------------                             ----------------------
      Authorized Officer                                    Authorized Officer


THE FIRST NATIONAL BANK OF                           SOCIETE GENERALE, SOUTHWEST
CHICAGO                                              AGENCY


By:    /s/ [Illegible]                               By:    /s/ [Illegible]
    ------------------------                             ----------------------
      Authorized Agent                                      Authorized Officer


                                                     THE BANK OF TOKYO, LTD.,
                                                     DALLAS AGENCY


                                                     By:   /s/ JOHN M. MCINTYRE
                                                         ----------------------
                                                            Authorized Officer






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


BANQUE PARIBAS, HOUSTON                           THE MITSUBISHI TRUST &
AGENCY                                            BANKING CORPORATION


By:   /s/ [Illegible]                             By:    /s/ [Illegible]
    ------------------------                          ----------------------
      Authorized Officer                                 Authorized Officer


By:    /s/ BART SCHOUEST
    ------------------------
      Authorized Officer



CHRISTIANIA BANK                                  NATIONAL WESTMINSTER BANK
                                                  PLC (NEW YORK BRANCH)


By:    /s/ JAHN O. ROISING                        By:    /s/ [Illegible]
    ------------------------                          ----------------------
      Authorized Officer                                 Authorized Officer


By:    /s/ [Illegible]
    ------------------------
      Authorized Officer


CITIBANK, N.A.                                    NATIONAL WESTMINSTER BANK
                                                  PLC (NASSAU BRANCH)


By:  /s/ BARBARA A. COHEN                         By:    /s/ [Illegible]
    ------------------------                          ----------------------
     Barbara A. Cohen                                    Authorized Officer
     Vice President


DRESDNER BANK AG, NEW YORK                        THE YASUDA TRUST AND BANKING
AND GRAND CAYMAN BRANCHES                         COMPANY, LIMITED, NEW YORK
                                                  BRANCH


By:    /s/ [Illegible]                            By:    /s/ GERARD GILL
    ------------------------                          ----------------------
      Authorized Officer                                 Authorized Officer


By:    /s/ B. C. ERICKSON
    ------------------------
      Authorized Officer

                                                  BANK OF TAIWAN


                                                  By:    /s/ [Illegible]
                                                      ----------------------
                                                         Authorized Officer

BANQUE FRANCAISE DU                              DEN NORSKE BANK AS
COMMERCE EXTERIEUR


By: /s/ IAIN A. WHYTE                            By: /s/ EDWARD L. METE
    ------------------------                         ------------------------
    Iain A. Whyte                                    Edward L. Mete
    Assistant Vice President                         Senior Vice President


By: /s/ MARK A. HARRINGTON                       By: /s/ FRAN MEYERS
    ------------------------                         ------------------------
    Mark A. Harrington                               Fran Meyers
    Vice President &                                 Vice President
    Regional Manager


                                                 FIRST INTERSTATE BANK OF
                                                 TEXAS, N.A.


                                                 By: /s/ COLLIE C. MICHAELS
                                                     ------------------------
                                                     Authorized Officer



                                                 NATIONSBANK OF TEXAS, N.A.,
                                                 as Agent


                                                 By: /s/ PAUL A. SQUIRES
                                                     ------------------------
                                                     Paul A. Squires
                                                     Senior Vice President



BANK OF AMERICA NATIONAL                         UNION BANK OF SWITZERLAND,
TRUST AND SAVINGS                                HOUSTON AGENCY, as Co-Agent
ASSOCIATION, as Co-Agent


By: /s/ LAURA B. SHEPARD                         By: /s/ EVANS SWANN
    ------------------------                         ------------------------
    Authorized Officer                               Evans Swann
                                                     Managing Director


                                                 By: /s/ DAN O. BOYLE
                                                     ------------------------
                                                     Dan O. Boyle
                                                     Vice President

                                                                       EXHIBIT A

                          ACKNOWLEDGEMENT AND CONSENT
                                 June 16, 1995

                 Reference is made to the Amended and Restated Credit Agreement dated as of May 13, 1994, as amended by the First Amendment Agreement dated as of November 21, 1994, the Second Amendment Agreement dated as of January 31, 1995, and the Third Amendment Agreement dated as of April 24, 1995 (as so amended, the "Credit Agreement"), among Union Texas Petroleum Holdings, Inc., a Delaware corporation ("Company"), the Banks and Co-Agents parties thereto, and NationsBank of Texas, N.A., as Agent ("Agent") and to the Fourth Amendment Agreement dated as of June 16, 1995 (the "Amendment") among the Company, the Banks and Co-Agents parties thereto, and the Agent. Undefined capitalized terms are used herein as defined in the Credit Agreement as amended by the Amendment (the "Amended Credit Agreement").

                 To induce the Agent and the Banks to execute the Amendment, each of the undersigned Subsidiary Guarantors hereby (a) acknowledges the execution, delivery and performance of the Amendment by the Company, (b) agrees that (i) none of such Subsidiary Guarantor's obligations under or in connection with the Subsidiary Guaranty Agreement and none of the Banks' or the Agent's rights and remedies with respect to any Subsidiary Guarantor is released, impaired or affected thereby or by the foregoing, (ii) the Subsidiary Guaranty Agreement is not released, impaired or affected thereby or by any of the foregoing, and (iii) this acknowledgement shall not be construed as requiring the consent or agreement of any Subsidiary Guarantor in any circumstance, (c) ratifies and confirms all provisions of the Subsidiary Guaranty Agreement, and
(d) agrees that none of such Subsidiary Guarantor's obligations, none of the Banks' or the Agent's rights and remedies nor the Subsidiary Guaranty Agreement, would be released, impaired or affected if such Subsidiary Guarantor had not executed this Acknowledgment and Consent.

                 IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective officers thereunto duly authorized, as of the 16th day of June, 1995.


SUBSIDIARY GUARANTORS:

UNION TEXAS PETROLEUM ENERGY                     UNION TEXAS PRODUCTS
CORPORATION                                      CORPORATION



By:                                              By:
    -----------------------                          -------------------
     M.N. Markowitz                                    M.N. Markowitz
     Treasurer                                         Treasurer

                                                                       EXHIBIT A

UNION TEXAS EAST KALIMANTAN                      UNION TEXAS INTERNATIONAL
LIMITED                                          CORPORATION



By:                                              By:
    -----------------------                          -----------------------
     M.N. Markowitz                                    M.N. Markowitz
     Treasurer                                         Treasurer


                                                 UNISTAR, INC.


                                                 By:
                                                     ------------------------
                                                       M.N. Markowitz
                                                       Vice President







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